                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              (the "EXCHANGE ACT")

         Date of Report (date of earliest event reported): July 16, 2001

                           NETSOL INTERNATIONAL, INC.

                                 (the "COMPANY")

             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

             333-28861                                   95-4627685
      (Commission File Number)                (IRS Employer Identification No.)


          (Address of Principal Executive Offices, Including Zip Code)

               24025 PARK SORRENTO, SUITE 220, CALABASAS, CA 91302

                                 (818) 222-9195

              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        As previously reported on Form 8-K dated June 20, 2001, the District Court, Clark County, Nevada (the "District Court") appointed George C. Swarts as Receiver for the Company resulting from a pending motion for a preliminary injunction in the case of NetSol International, Inc. vs. Jonathan D. Iseson, et al. civil action (Case No. A435871) (the "Case"). On July 16, 2001, the District Court approved a settlement agreement between all parties to the Case (also referred to as the "NetSol Shareholder Group" and the "Ghauri Brothers") and the Receiver (the "Settlement Agreement").

        The Settlement Agreement provides for:

        (i) The appointment of Peter Sollenne, Chief Executive Officer, and Naeem Ghauri, President of the Company, to manage the Company subject to the continuing control and supervision of the Receiver;

        (ii) Execution of mutual releases and dismissal of all pending litigation with prejudice, by all parties to the Case;

        (iii) Settlement of certain employment compensation matters and expense reimbursement to former officers of the Company;

        (iv) One million dollars ($1,000,000) in interim financing to the Company, to be funded equally by each party to the Case, which may in the form of sales of restricted Company stock;

        (v) A share recall of all outstanding stock in the Company, and an issuance of new shares with new CUSIP numbers to current stockholders of the Company (the "Share Recall"); and

        (vi) As soon as reasonably practical following the completion of the Share Recall, the Receiver to call a special stockholder's meeting (the "Company Meeting") to determine, among other things, the continued management of the Company. Pending the conclusion of the Company Meeting, the Receiver shall remain in place.

        The Settlement Agreement also contemplates an asset sale by the Company to the Ghauri Brothers, the terms of which would be contained in a separate letter of intent to be agreed upon between the parties to the Case, and subject to a fairness opinion, shareholder and court approval, along with compliance with any and all other requirements of applicable state and federal law.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits. The following documents are filed as exhibits to this report:

        99.1 Settlement Agreement dated July 10th 2001, regarding Case No. A4345871, currently pending in the District Court, Clark County, Nevada.

SIGNATURES:

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NETSOL INTERNATIONAL, INC.

                                    By: /s/ GEORGE C. SWARTS
                                        ---------------------------------------
                                       (Print name and title of signing officer)
                                        George C. Swarts, Receiver

                                        Dated: July 17, 2001